Exhibit 21(a)

                        Subsidiaries of the Registrant.*

                                                     Jurisdiction of
Name of Company                                       Organization
-------------------------------------------------    ---------------

The Southern Company                                     Delaware
         Southern Company Capital Trust I                Delaware
         Southern Company Capital Trust II               Delaware
         Southern Company Capital Trust IV               Delaware
         Southern Company Capital Trust V                Delaware
         Southern Company Capital Trust VI               Delaware
         Southern Company Capital Trust VII              Delaware
         Southern Company Capital Trust VIII             Delaware
         Southern Company Capital Trust IX               Delaware
         Southern Company Holdings, Inc.                 Delaware
Alabama Power Company                                    Alabama
         Alabama Power Capital Trust IV                  Delaware
         Alabama Power Capital Trust V                   Delaware
         Alabama Power Capital Trust VI                  Delaware
         Alabama Power Capital Trust VII                 Delaware
         Alabama Power Capital Trust VIII                Delaware
         Alabama Property Company                        Alabama
         Southern Electric Generating Company            Alabama
Georgia Power Company                                    Georgia
         Georgia Power Capital Trust IV                  Delaware
         Georgia Power Capital Trust V                   Delaware
         Georgia Power Capital Trust VI                  Delaware
         Georgia Power Capital Trust VII                 Delaware
         Georgia Power Capital Trust VIII                Delaware
         Piedmont-Forrest Corporation                    Georgia
         Southern Electric Generating Company            Alabama
Gulf Power Company                                       Maine
         Gulf Power Capital Trust I                      Delaware
         Gulf Power Capital Trust II                     Delaware
         Gulf Power Capital Trust III                    Delaware
         Gulf Power Capital Trust IV                     Delaware
Mississippi Power Company                                Mississippi
         Mississippi Power Capital Trust II              Delaware
         Mississippi Power Capital Trust III             Delaware
Savannah Electric and Power Company                      Georgia
         Savannah Electric Capital Trust I               Delaware
         Savannah Electric Capital Trust II              Delaware
Southern Power Company                                   Delaware
         Southern Company - Florida LLC                  Delaware

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*This information is as of December 31, 2002. In addition, this list omits certain subsidiaries pursuant to paragraph (b)(21)(ii) of Regulation S-K, Item 601.